XP-8121 Program Overview September 9, 2026 Exhibit 99.1

Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Today’s Agenda 2 1 Welcome & Introductions Allison Wey — SVP, Investor Relations 2 Becoming the Next Great Biopharmaceutical Company John Shannon – Chairman and Chief Executive Officer 3 KOL Perspective: The Realities of Hypothyroidism Care David Robertson, MD – Endocrinologist and Thyroid Specialist and Cornerstone Investigator 4 Comprehensive Development Plan Anh Nguyen, MD – Chief Medical Officer 5 Unmet Need, Moat, & Commercial Readiness Josh Bennett – Head of Strategy 6 Q&A Only Xeris Speakers

Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Important Disclosures Forward-Looking Statements Any statements in this press release other than statements of historical fact are forward-looking statements. Forward-looking statements include, but are not limited to, statements about future expectations, plans, opportunities, and prospects for the Company, including, among other things, statements regarding the Company’s comprehensive clinical development program for XP-8121; the design, objectives, endpoints, enrollment, timing, conduct and expected results of the Cornerstone, Capstone and Touchstone studies; the ability of XP-8121 to demonstrate therapeutic equivalence to daily oral levothyroxine, achieve applicable clinical endpoints and support regulatory approval; the expected initiation of Cornerstone by year-end 2026, the expected initiation of Touchstone in 2027 and completion of Touchstone in time for inclusion in the Company’s NDA submission, and the expected timing of topline results in late 2028; the timing and likelihood of regulatory approval and commercialization of XP-8121, including potential FDA approval and commercial launch in 2030; the market and therapeutic and commercial potential of its products and product candidates, including its expectations regarding the potential of XP-8121 to provide biochemical control, improve patient outcomes and redefine care, and its estimated peak net revenue or sales potential of $1 billion to $3 billion; the timing, duration, and expected results of clinical trials; expected regulatory approval of its product candidates; the potential utility of its formulation platforms, the advancement of its pipeline; and other statements containing the words "achieve," "anticipate," “believe,” “continue,” “expect,” “estimate,” “potential,” “should,” “will,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ experience and perception of historical trends, current conditions, business strategies, operating environment, future developments, geopolitical factors, and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The various factors that could cause Xeris’ actual results (including revenue and sales in the near- and long-term), performance or achievements, industry results, market opportunity and developments to differ materially from those expressed in or implied by such forward-looking statements, include, but are not limited to, its financial position and need for financing, including to fund its product development programs or commercialization efforts, whether its products will achieve and maintain market acceptance in a competitive business environment, its reliance on third-party suppliers, including single-source suppliers, its reliance on third parties to conduct clinical trials, the risk that clinical trials may not be initiated, enrolled, or completed on anticipated timelines, or at all, the risk that results of earlier clinical trials may not be predictive of the results of later-stage clinical trials or may not support regulatory approval, the possibility that the FDA may disagree with the design or conduct of the Company’s clinical trials or require additional clinical trials or data, the ability of its product candidates to compete successfully with existing and new drugs, its and collaborators’ ability to protect its intellectual property and proprietary technology, the accuracy and completeness of its assumptions and its ability to accurately estimate future financial results and market opportunities, and general macroeconomic and geopolitical conditions, including the possibility of an economic downturn, political unrest, trade disputes, changes in U.S. governmental priorities and resources, announced or implemented tariffs or export controls and market volatility. No assurance can be given that such expectations will be realized and persons reading this communication are, therefore, cautioned not to place undue reliance on these forward-looking statements. Additional risks and information about potential impacts of financial, operational, economic, competitive, regulatory, governmental, technological, and other factors that may affect Xeris can be found in Xeris’ filings, including its most recently filed Annual Report on Form 10-K and subsequent filings with the U.S. Securities and Exchange Commission, the contents of which are not incorporated by reference into, nor do they form part of, this communication. The risks described herein and in Xeris’ U.S. Securities and Exchange Commission filings are not the only risks the Company faces. Additional risks and uncertainties not currently known to it or that it currently deems immaterial may also impact its business operations or financial results. Forward-looking statements in this communication are based on information available to management, as of the date of this communication and, while the Company believes its assumptions are reasonable, actual results may differ materially. Subject to any obligations under applicable law, the Company does not undertake any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations.. 3

John Shannon Becoming the Next Great Biopharmaceutical Company Chairman & Chief Executive Officer

Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. 5 2026  Recorlev®, Gvoke®, and Keveyis® are performing  Recorlev leading the way  Expected initiation of Phase 3 trial for XP 81-21 by year-end Built a fast-growing commercial enterprise Our Path to Become the Next Great Biopharmaceutical Company 2030  Anticipated approval and launch for lead pipeline asset, XP-8121  Target ~$750M total revenue (existing commercial portfolio) Continued growth & pipeline execution 2035+  Multi-billion in total revenue  Positioned to be the next great biopharmaceutical company Continued growth & pipeline execution Proven commercial performance + pipeline development = the next great biopharmaceutical company Our strategy is straightforward — and we believe it is working

Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. XP-8121 is a new approach with the potential to meaningfully improve lives, and our goal is to raise the standard of care across the hypothyroidism treatment paradigm XP-8121: A Potential Transformative Medicine in Clinical Development 6 Significant Unmet Medical Need Of U.S. patients treated for hypothyroidism, 3–5 million1 are failing on existing treatments ~20% Sleep disturbance Menstrual irregularities Dry skin Hair thinning/loss Cold intolerance Depression/mood disturbance Weight gain Cognitive dysfunction Fatigue Hypothyroidism Is A Common Disease With A Wide Range Of Symptoms 1. Data on File. Xeris Pharmaceuticals, LLC. Chicago, IL 2025.

Streamlined Development and Strategy Designed to Maximize Long-Term Commercial Value

What you will hear today

ON TRACK	Cornerstone trial expected to initiate by year-end, fully aligned with FDA feedback on endpoints and statistical power; data expected late 2028, approval and launch anticipated in 2030
COMPREHENSIVE	Innovative clinical program in hypothyroidism built to establish a new standard of care
PROTECTED	IP covering compositions of matter and methods of use, with science underpinning protection
READY	Entirely self-funded, executing now; if approved, we launch with commercial infrastructure we have already built and proven
SUBSTANTIAL	A defined, reachable population of 3-5 million patients, and $1–3 billion[1] in potential peak net revenue

1. Company market opportunity disclosed at June 2025 Analyst Day. Data on file, Xeris Pharmaceuticals, LLC, Chicago, IL, 2025.

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David Robertson, MD The Realities of Hypothyroidism Care Endocrinologist and Key Opinion Leader Cornerstone Investigator

The Clinical Reality David Robertson, MD Attending Physician Atlanta Diabetes Associates Head of Endocrine Section Piedmont Hospital System Cornerstone Investigator 2 We need new therapies Oral therapy may not reliably deliver what the guidelines plainly require 1 The unmet need is real Every week, patients doing everything right remain with thyroid-stimulating hormone (“TSH”) outside range 3 Passionate about the program Joining Cornerstone as an investigator because this problem is worth solving 4 XP-8121 offers a potential new approach to treat hypothyroidism Weekly subcutaneous dosing bypasses GI tract; I can see how this approach could potentially benefit some of my patients today 9

Anh Nguyen, MD Comprehensive Development Plan Chief Medical Officer

Addressing Clinical Limitations to Potentially Unlock Better Long-term Patient Outcomes

WHERE CURRENT DISEASE MANAGEMENT HAS STALLED

Limited therapeutic innovation
Decades have passed with little meaningful change to how levothyroxine is delivered

Limited evidence generation
The clinical data base has not kept pace with what clinicians need to support patients

Patients bear the risk
Inconsistent control exposes patients to the harms of both under- and overtreatment

WHAT XP-8121 IS EXPECTED TO DELIVER

An intuitive therapy: once-weekly subcutaneous levothyroxine that bypasses the limitations of oral absorption

+

A comprehensive data generation program: designed to generate evidence not previously available to clinicians in this field

UPON APPROVAL, XERIS WILL DRIVE:

Clinician confidence → **Accelerated adoption** → **Unlocked patient demand** → **Long-term growth**

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Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Comprehensive Plan to Support XP-8121 Approval and Maximize Clinical Adoption 12 Regulatory approval drives adoption, while clinical evidence reinforces XP-8121 as the therapy that delivers outcomes that matter most for hypothyroidism patients  Cornerstone is designed to demonstrate equivalence to oral levothyroxine in well-controlled adults  Adequately meet FDA requirements to seek approval APPROVAL1  Capstone will evaluate dose conversion in pediatrics  Phase 1 and Phase 2 studies completed in adults established dose conversion in adults 2 SAFETY & DOSING2  Touchstone is expected to show further efficacy in patients with inconsistent control, inadequately treated hypothyroidism  Real-world evidence will highlight the persistent, large clinical unmet need ◊ Significant grants for investigator-initiated research; detail at ATA (Nov’26) DIFFERENTIATION3

Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Cornerstone: Phase 3 Clinical Study Design 13 500 Participants >50 U.S. sites 54 wks Treatment duration 15% Non-inferiority margin SCREENING Well-controlled adults & adolescents with hypothyroidism R 1:1 48 & 54 WEEKS Primary Endpoint assessment LT4 daily oral therapy XP-8121 once-weekly subcutaneous (“SC”) therapy LABS MEASURED & TREATMENT CHANGES ALLOWED EVERY 6 WEEKS PRIMARY ENDPOINT  Proportion of participants with TSH within normal range at both 48 and 54 weeks KEY SECONDARY ENDPOINTS  Proportion of days with TSH in range, weeks 24–54  Proportion of days with Free T4 in range, weeks 24–54

Building Differentiation for XP-8121

Touchstone
CLINICAL TRIAL

TO PROVE THE THERAPEUTIC BENEFIT WHERE IT MATTERS MOST

Population

Patients with inconsistent control, who are inadequately treated despite maximal oral therapy

Design

Single-arm study assigns adults with poorly treated hypothyroidism onto XP-8121, to evaluate TSH normalization rates over 6 months

Purpose

Evaluate efficacy of once-weekly XP-8121 therapy within inadequately treated hypothyroidism population

Real-world Evidence

TO QUANTIFY THE UNMET NEED & CALL TO ACTION

Establish the clinical unmet need

Quantify the consequences of inconsistent control and inadequate control, to clinical outcomes

Accelerate clinical adoption and access

Message the benefits of consistent control that supports XP-8121 clinical adoption, growing traction, and support market access

Cultivate the conversation

Market readiness is already in progress: congress presentations since Fall 2025, informing KOL and payer conversations well ahead of launch

- *Significant grants for investigator-initiated research; detail at ATA (Nov'26)*

Deliberate evidence-generation strategy designed to support potential clinical differentiation of XP-8121 and provide a foundation for potential preferred therapy

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Anticipated Clinical Milestones Through 2030

	2026	2027	2028	2029	2030
Cornerstone *Approval*	Initiate Study		Last patient out + topline results		★ Approval & Commercial Launch
Capstone *Safety & Dosing*		Initiate Study		Last patient out + topline results	
Touchstone *Differentiation*		Initiate Study	Last patient out + topline results		

REAL-WORLD EVIDENCE ongoing data generation and dissemination throughout

A steady cadence of evidence milestones through 2030, supporting potential differentiation, strengthening positioning, and potentially enabling sustained adoption

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Joshua Bennett Unmet Need, Moat, & Commercial Readiness Josh Bennett Head of Strategy

Despite Treatment, Millions of Patients Remain Biochemically Uncontrolled

THE GUIDELINES ARE CLEAR[1]

RECOMMENDATION
Levothyroxine replacement therapy has three main goals. These are (i) to provide resolution of the patients' symptoms and hypothyroid signs, including biological and physiologic markers of hypothyroidism, (ii) to achieve normalization of serum thyrotropin with improvement in thyroid hormone concentrations, and (iii) to avoid overtreatment (iatrogenic thyrotoxicosis), especially in the elderly.

3–5M
patients out of range on any given day

~20%
of all hypothyroid patients, already diagnosed and treated, are not well controlled

THE ORAL ROUTE what disrupts oral levothyroxine absorption

- Underlying GI conditions
- Interacting medications and supplements
- Food and administration timing
- Physiologic and patient-specific factors
- Dose changes and treatment complexity

Subcutaneous administration bypasses GI absorption and simplifies treatment delivery

1. Jonklaas J, et al. Thyroid. 2014 Dec;24(12):1670-751.

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A Product Developed to Solve a High Unmet Need

THE BARRIER
Why nobody has done this

Inherently unstable
Formulating a stable, concentrated liquid is a major hurdle

Wide dose range
Therapy must be titrated across many dose levels

Narrow therapeutic index
FDA's stringent dose-accuracy standard for manufacturers

THE SOLUTION
Every component already on the market

Levothyroxine
Approved and prescribed for decades

XeriSol® technology
Already used in approved Gvoke®; stable, high-concentration



Modified pen injector
Approved in Europe; adjustable across full dose range patients need

THE COMPREHENSIVE PROGRAM
Why Phase 3 succeeds

Strong clinical record
Ph 1 & 2: safety, predictable PK/PD, efficacy, patient preference

FDA-aligned design
Designed with KOLs; fully aligned with FDA feedback on design and powering

Powered to win
500 patients · 15% Non-inferiority margin

PROTECTED Issued patents — compositions of matter and methods of use — IP coverage through at least 2043

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A Well-defined Patient Population Enables Rapid Identification and Conversion at Launch

A UNIQUE OPPORTUNITY WITH A SUBSTANTIAL MARKET

ALREADY DIAGNOSED
with hypothyroidism

ALREADY TREATED
on daily oral levothyroxine

ALREADY FAILING
not achieving biochemical control

Exceptional KOL engagement signals strong clinical demand for XP-8121 and supports a differentiated approach.

MARKET RESEARCH

75%

of physicians surveyed reported intent to prescribe XP-8121[1]

1. Data on File. Xeris Pharmaceuticals, LLC. Chicago, IL 2025.

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Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Leveraging Existing Commercial Infrastructure; Supports Efficient Launch Preparation, & Build-out 20 Demonstrate the Need Data defining the unmet need, paired with KOL engagement, bring those insights to the community Efforts are well underway and driving KOL enthusiasm Reach Prescribers Identifying the endocrinologists who see the greatest concentration of poorly controlled patients Well-positioned to reach these physicians through our established Gvoke® prescribers Ensure Patient Access Coverage and prior authorization navigated for every prescription Proven today in high-touch teams across three marketed brands

Joshua Bennett The Case for XP-8121 John Shannon Chairman & Chief Executive Officer

A Transformative Opportunity to Redefine Care

- A well-established unmet need
- A comprehensive program designed for high probability of success
- Data generation that differentiates and maximizes adoption
- Deploying existing capabilities

PEAK NET REVENUE POTENTIAL[1]

$1–3B

positions Xeris to become the next great biopharmaceutical company

If approved, XP-8121 has the potential to meaningfully improve the lives of millions of patients

1. Company market opportunity disclosed at June 2025 Analyst Day. Data on file, Xeris Pharmaceuticals, LLC, Chicago, IL, 2025.

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Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Q&A John Shannon Chairman & Chief Executive Officer Dr. Anh Nguyen Chief Medical Officer Joshua Bennett Head of Strategy Steve Pieper Chief Financial Officer Allison Wey SVP, Investor Relations

Copyright © 2021-2026 Xeris Pharmaceuticals, Inc. All rights reserved. Thank You Nasdaq: XERS | xerispharma.com